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                                                                   Exhibit 10.3




                           FORM OF SECURITY AGREEMENT


                  SECURITY AGREEMENT, dated as of July 25, 1997, made by First New England Dental Centers, Inc., a Delaware corporation and Osorio & Watkin, P.C., a Massachusetts professional corporation (each a "Grantor" and collectively, the "Grantors"), in favor of Imprimis Investors LLC, in its capacity as Collateral Agent (the "Collateral Agent") for certain Purchasers (as hereinafter defined).


                              W I T N E S S E T H :

                  WHEREAS, certain purchasers (each a "Purchaser" and collectively, the "Purchasers"), the Grantors and the Collateral Agent are parties to that certain Note Purchase Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, being hereafter referred to as the "Note Purchase Agreement");

                  WHEREAS, pursuant to the Note Purchase Agreement, the Purchasers have agreed to purchase certain debt securities (the "Notes") from the Grantors, the proceeds of which shall be used (i) to repay existing indebtedness of the Grantors, (ii) to make acquisitions of dental facilities, and (iii) to fund working capital of the Grantors;

                  WHEREAS, it is a condition precedent to the effectiveness of the Note Purchase Agreement and the Purchasers' purchasing the Notes from the Grantors that the Grantors shall have executed and delivered to the Collateral Agent for the benefit of the Purchasers a security agreement providing for the grant to the Collateral Agent of a security interest in all personal property of each of the Grantors;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Purchasers to purchase the Notes from the Grantors pursuant to the Note Purchase Agreement, each of the Grantors hereby agrees with the Collateral Agent as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Note Purchase Agreement for a statement of the terms thereof. All terms used in this Agreement which are defined in the Note Purchase Agreement or in Article 9 of the Uniform Commercial Code (the "Code") currently in effect in the State of New York, and which are not otherwise defined herein, shall have the same meanings herein as set forth therein.

                  SECTION 2 Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), the Grantors hereby pledge and assign to the Collateral Agent for the
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benefit of the Purchasers, and grant to the Collateral Agent for the benefit of the Purchasers, a continuing security interest in, all personal property and fixtures of the Grantors, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, all of each of the Grantors' right, title and interest in and to the following:

                  (a) all equipment of any kind (including, without limitation, all furniture, fixtures, machinery and other like property), wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

                  (b) all inventory of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of inventory, merchandise, goods, property and other assets, raw, in process and finished, and all other inventory, merchandise, goods and other tangible personal property that are held for sale or lease by either of the Grantors), all materials used or consumed in the business of either of the Grantors, goods returned to or repossessed by either of the Grantors, and goods in which either of the Grantors has an interest in mass or in joint or other interest or right of any kind, including consigned goods or goods being processed, all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

                  (c) (i) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise, including, without limitation, (A) all rights relating to the performance by or for either of the Grantors of management, advisory, consulting or other similar services, (B) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, either of the Grantors or any of their affiliates, (C) all rights relating to any partnership in which either of the Grantors has any interest as a general or limited partner or otherwise, including all moneys due from time to time in respect thereof, and (D) all rights relating to any lease to which either of the Grantors is a party as lessee or lessor, including all moneys due from time to time in respect thereof; and (ii) all rights now or hereafter existing in and to all credit insurance, guaranties, letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, general intangibles or obligations (including, without limitation, the contracts described in Schedule I hereto) (any and all such accounts, contract rights, chattel paper, instruments, general intangibles and obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit insurance, guaranties, letters of credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "Related Contracts");

                  (d) (i) all trademarks, service marks, tradenames, business names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by either of the Grantors (including,


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without limitation, all trademarks, service marks, tradenames, business names, trade styles, designs, logos and other source or business identifiers described in Schedules II or V hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of the Grantors relating to the distribution of products and services in connection with which any of such marks are used and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilutions thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (ii) all licenses, contracts or other agreements, whether written or oral, naming either of the Grantors as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all trademark licenses described in Schedule II hereto, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by either of the Grantors and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");

                  (e) (i) all letters patent, design patents and utility patents, and all copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all letters patent, design patents and utility patents described in Schedule III hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and
(ii) all licenses, contracts or other agreements, whether written or oral, naming either of the Grantors as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (including, without limitation, all patent licenses set forth in Schedule III hereto) (hereinafter referred to collectively as the "Patent Licenses" and together with the Trademark Licenses, the "Licenses");

                  (f) (i) all moneys, securities and other property, and the proceeds thereof, now or hereafter held or received by, or in transit to, any Purchaser or the Collateral Agent from or for the Grantors, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Grantors' claims against any Purchaser or the Collateral Agent at any time existing; (ii) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, either of the Grantors; (iii) all rights, interests, choses in action, causes of action, claims and all other general intangibles of every kind and nature, in each instance whether now owned or hereafter acquired by either of the Grantors, including, without limitation, all corporate and other business records, all loans, royalties, and all


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other forms of obligations receivable whatsoever (other than Receivables); (iv)
all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials; (v) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contract rights; (vi) all interests in partnerships and joint ventures, including all moneys due from time to time in respect thereof; (vii) all federal, state and local tax refunds and federal, state and local tax refund claims; (viii) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (ix) all payments due or made to either of the Grantors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person or Governmental Authority or regulatory body; (x) all deposit accounts (general or special) with any financial institution and all funds on deposit therein; (xi) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (xii) all rights to indemnification; (xiii) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (xiv) all letters of credit, guaranties, liens, security interests and other security held by or granted to either of the Grantors; (xv) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (xvi) all general intangibles, whether or not similar to the foregoing in each instance, however and wherever arising;

                  (g) the books and records of the Grantors relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral; and

                  (h) all cash and non-cash proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks or the Patents and (ii) the right to sue for past, present and future infringements of the Trademarks or the Patents) and, to the extent not otherwise included, all payments under insurance (whether or not the Collateral Agent is the loss payee thereof), and any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Grantors, as and when due and payable, of all amounts from time to time owing by the Grantors to the Purchasers in respect of the Note Purchase Agreement, the Notes and the other Note Documents, including, without limitation, principal of and interest on the Notes (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the either of the Grantors whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action),


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all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under the Note Purchase Agreement, the Notes and any other Note Document; and

                  (b) the due performance and observance by the Grantors of all of their other obligations from time to time existing in respect of the Note Purchase Agreement and all other Note Documents.

                  SECTION 4. Representations and Warranties. Each of the Grantors represents and warrants as follows:

                  (a) There is no pending or threatened action, suit, proceeding or claim before any court or other Governmental Authority or any arbitrator, or any order, judgment or award by any court or other Governmental Authority or arbitrator, that may adversely affect the grants by the Grantors, or the perfection or priority, of the security interest purported to be created hereby in the Collateral, or the exercise by the Collateral Agent of any of its rights or remedies hereunder.

                  (b) All taxes, assessments and other governmental charges imposed upon either of the Grantors or any property of either of the Grantors (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP, have been established for the payment thereof.

                  (c) All Equipment and Inventory of each of the Grantors now existing is, and all Equipment and Inventory of the Grantors hereafter existing will be, located at the addresses specified therefor in Schedule IV hereto. The chief place of business and chief executive office of each of the Grantors, the place where each of the Grantors keeps its records concerning Receivables and all originals of all chattel paper and other documents which constitute Receivables are located at the addresses specified therefor in Schedule IV hereto. None of the Receivables is evidenced by a promissory note or other instrument. Set forth in Schedule V hereto is a complete and correct list of each tradename used by each of the Grantors.

                  (d) Each of the Grantors has delivered to the Collateral Agent complete and correct copies of each Related Contract described in Schedule I hereto, each Trademark License described in Schedule II hereto, and each Patent License described in Schedule III hereto, including all schedules and exhibits thereto. Each such Related Contract and License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of either of the Grantors in respect thereof. Each Related Contract now existing is, and each other Related Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.


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                  (e) Each of the Grantors owns and controls, or otherwise
possesses adequate rights to use, all of its Trademarks and Patents, which are the only trademarks and patents necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Trademarks and Trademark Licenses owned or used by each of the Grantors as of the date hereof. Schedule III hereto sets forth a true and complete list of all Patents and Patent Licenses owned or used by each of the Grantors as of the date hereof. All of such Patents and Trademarks are subsisting and in full force and effect, have not been adjudged invalid or unenforceable, are valid and enforceable and have not been abandoned in whole or in part. Except as set forth in Schedule II or III hereto, none of such Patents or Trademarks is the subject of any licensing or franchising agreement. The Grantors have no knowledge of any conflict with the rights of others to any Trademark or Patent and, to the best knowledge of the Grantors, neither of the Grantors is now infringing or in conflict with any such rights of others in any material respect, and, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by either of the Grantors.

                  (f) Each of the Grantors is and will be at all times the sole and exclusive owner of the Collateral free and clear of any Lien, claim, security interest, charge or other encumbrance of any kind with full authority to sell, transfer and grant a security interest in, each item of Collateral, except for Liens permitted pursuant to the Note Purchase Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except such as may have been filed with respect to the Liens permitted pursuant to the Note Purchase Agreement.

                  (g) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene law or any contractual restriction binding on or otherwise affecting either of the Grantors or any of its properties and will not result in or require the creation of any Lien, claim, security interest, charge or other encumbrance upon or with respect to any of its properties.

                  (h) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by each of the Grantors, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except (A) with respect to the perfection of the security interest created hereby in United States Trademarks and Patents, for the recording of the Assignment for Security (Trademarks) and Assignment for Security (Patents) referred to in Section 4(i) hereof in the United States Patent and Trademark Office and the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule VI hereto, all of which financing statements have been duly filed and are in full force and effect, or (B) with respect to the perfection of the security interest created hereby in foreign Trademarks and Patents, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patents, Trademarks, Patent Licenses and Trademark Licenses.


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                  (i) This Agreement creates valid liens on, and security
interests in, the Collateral, in favor of the Collateral Agent as security for the Obligations, subject only to the Liens permitted pursuant to the Note Purchase Agreement. The Collateral Agent's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Assignment for Security (Patents) and the Assignment for Security (Trademarks) executed pursuant hereto in the United States Patent and Trademark Office, the filing of the financing statements described in Schedule VI hereto and, with respect to Patents and Trademarks hereafter existing and not covered by such Assignment for Security (Patents) or such Assignment for Security (Trademarks), the recording in the United States Patent and Trademark Office of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which either of the Grantors obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to (i) the security interests and other encumbrances permitted pursuant to the terms of the Note Purchase Agreement, and (ii) the recording of such instruments of assignment. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Collateral Agent's having possession of instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in Section 4(h) hereof.

                  SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding, unless the Collateral Agent shall otherwise consent in writing:

                  (a) Further Assurances. Each of the Grantors will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Collateral Agent may request in order (i) to perfect and protect the security interest purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper included in the Receivables and each License and Related Contract and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such chattel paper, License, Related Contract or Collateral is subject to the security interest created hereby, (B) if any Receivable shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to the Collateral Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that the Collateral Agent may request in order to perfect and preserve the security interest purported to be created hereby, and (D) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (b) Location of Equipment and Inventory. Each of the Grantors will keep the Equipment and Inventory (other than used Equipment and Inventory sold in the ordinary


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course of business in accordance with Section 5(g)) at the locations specified therefor in Section 4(c), or, upon not less than 30 Business Days' prior written notice to the Collateral Agent accompanied by a new Schedule IV indicating each new location of the Equipment and Inventory, at such other locations in the continental United States as either of the Grantors may elect, provided that (i) all action has been taken to grant the Collateral Agent a perfected, first priority security interest in such Equipment and Inventory, and (ii) the Collateral Agent's rights in such Equipment and Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Equipment and Inventory are not adversely affected.

                  (c) Condition of Equipment. Each of the Grantors will, at its expense, cause the Equipment to be maintained and preserved in good repair, working order and condition, ordinary wear and tear excepted, and will forthwith, or in the case of any loss or damage to any Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all of the appropriate repairs, renewals, replacements and other improvements in connection therewith which are necessary or desirable or which the Collateral Agent may request to such end. Each of the Grantors will promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage in excess of $100,000 to any Equipment or Inventory.

                  (d) Taxes, Etc. Each of the Grantors will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP, have been set aside for the payment thereof.

                  (e) Insurance. (i) Each of the Grantors will, at its own expense, maintain or cause to be maintained with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability and property insurance) with respect to the Equipment and Inventory, in such amounts and covering such risks, as is required by any Governmental Authority or other regulatory body having jurisdiction with respect thereto and as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in such form and with such insurers as shall be satisfactory to the Collateral Agent. Each policy covering the Collateral shall provide for all losses to be paid on behalf of the Collateral Agent and each of the Grantors as their respective interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $100,000 per occurrence) to be adjusted with, and paid directly to, the Collateral Agent. Each such policy shall in addition (A) name the Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) in the case of each policy for property damage insurance, name the Collateral Agent as loss payee thereunder, (C) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by either of the Grantors, (D) provide that there shall be no recourse against the Collateral Agent for


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payment of premiums or other amounts with respect thereto, and (E) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer. Each of the Grantors will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each of the Grantors will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

                           (ii)     Payment under any liability insurance
maintained by either of the Grantors pursuant to this Section 5(e) may be paid directly to the Person who shall have incurred liability covered by such insurance. All insurance payments for losses in excess of $100,000 per occurrence in respect of such Equipment or Inventory, shall be paid to the Collateral Agent and applied as specified in Section 7(b) hereof.

                  (f) Provisions Concerning the Receivables, the Related Contracts and the Licenses.

                           (i)      Each of the Grantors will (A) give the
Collateral Agent at least 30 days' prior written notice of any change in the Grantor's name, identity or organizational structure, (B) keep its chief place of business and chief executive office and all originals of all chattel paper which constitute its Receivables at the location(s) specified therefor in
Schedule IV hereto, and (C) keep adequate records concerning the Receivables and such chattel paper and permit representatives of the Collateral Agent at reasonable times and during normal business hours to inspect and make abstracts from such records and chattel paper in accordance with Section 8.7(b) of the Note Purchase Agreement.

                           (ii)     Each of the Grantors will duly perform and
observe all of its obligations under each Related Contract and, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Receivables. In connection with such collections, the Grantors may (and, at the Collateral Agent's direction, will) take such action as either of the Grantors or the Collateral Agent may deem necessary or advisable to enforce collection or performance of the Receivables; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default to notify the account debtors or obligors under any such Receivables of the assignment of such Receivables to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to either of the Grantors thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of the Grantors and to the extent permitted by law, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as either of the Grantors might have done. After receipt by either of the Grantors of a notice from the Collateral Agent that the Collateral Agent has notified or intends to notify the account debtors or obligors under any Receivables as referred to in the proviso to the immediately preceding sentence, then (A) all amounts and proceeds (including instruments) received by either of the Grantors in respect of any Receivables shall be received in


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trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of each of the Grantors and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be applied to the Obligations, and (B) the Grantors will not adjust, settle or compromise the amount or payment of any Receivable or release in whole or in part any account debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to notify the United States Postal Service authorities to change the address for delivery of mail addressed to each of the Grantors at such address as the Collateral Agent may designate and to do all other acts and things necessary or desirable to effect the purposes of this Agreement.

                           (iii)    Upon the occurrence and during the
continuance of any breach or default under any Related Contract or any License referred to in Schedule II or III hereto by any party thereto other than either of the Grantors, the Grantors (A) will, promptly after obtaining knowledge of such breach or default, give the Collateral Agent written notice of the nature and duration of such breach or default, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) will not, without the prior written consent of the Collateral Agent, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) will, upon written instructions from the Collateral Agent and at the Grantors's expense, take such action as the Collateral Agent may deem necessary or advisable in respect thereof.

                           (iv)     Each of the Grantors will, at its expense,
promptly deliver to the Collateral Agent a copy of each notice or other communication received by it by which any other party to any Related Contract or any License referred to in Schedule II or III hereto purports to exercise any of its rights or affect any of its obligations thereunder, together with a copy of any reply by either of the Grantors thereto.

                           (v)      Each of the Grantors will exercise promptly
and diligently each and every right which it may have under each License (other than any right of termination) and will duly perform and observe in all respects all of its obligations under each License and will take all action necessary to maintain the Licenses in full force and effect. The Grantors will not, without the prior written consent of the Collateral Agent, cancel, terminate, amend or otherwise modify in any respect, or waive any provision of, any Related Contract or any License referred to in Schedule II or III hereto.

                           (vi)     If any Receivable includes a charge for any
tax payable to any Governmental Authority, the Collateral Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the account of either of the Grantors and to charge the Grantors therefor. Each of the Grantors shall notify the Collateral Agent if any Receivable includes any taxes due to any Governmental Authority and, in the absence of such notice, the Collateral Agent shall have the right to retain any proceeds of such Receivable that the Collateral Agent receives and shall not be liable for any taxes that may be due from either of the Grantors by reason of the sale and delivery creating such Receivable.

                  (g)      Transfers and Other Liens.

                           (i)      The Grantors will not sell, assign (by
operation of law or otherwise), lease, exchange or otherwise transfer or dispose of any of the Collateral except as provided in Section 9.6 of the Note Purchase Agreement.

                           (ii)     The Grantors will not create or suffer to
exist any Lien, claim, security interest, charge or other encumbrance upon or with respect to any Collateral except for the security interests permitted pursuant to the terms of the Note Purchase Agreement.

                  (h)      Trademarks and Patents.

                           (i)      Each of the Grantors has duly executed and
delivered the Assignment for Security (Trademarks) and the Assignment of Security (Patents) in the forms attached hereto as Exhibits A and B respectively. Each of the Grantors (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of its Trademarks and Patents in full force and effect, including, without limitation, using the proper statutory notices and markings and using such Trademarks on each applicable trademark class of goods in order to so maintain such Trademarks in full force free from any claim of abandonment for non-use, and employing all of its Trademarks and Patents with appropriate notice of registration, and the Grantors will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, neither of the Grantors shall have any obligation to use or to maintain any Trademark or Patent (A) that relates solely to any product that has been, or is in the process of being, sold, discontinued, abandoned or terminated, (B) that is being replaced with a trademark or patent substantially similar to the Trademark or Patent that may be abandoned or otherwise become invalid, so long as such replacement Trademark or Patent is subject to the lien created by this Agreement or (C) that is substantially the same as another Trademark or Patent that is in full force, so long as such other Trademark or Patent is subject to the lien created by this Agreement. Each of the Grantors will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office to maintain each registration of its Trademarks and the Patents (other than those Trademarks or Patents described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of taxes. If any Trademark or Patent of either of the Grantors is infringed, misappropriated or diluted in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation or dilution, promptly notify the Collateral Agent and (y) to the extent that the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Trademark or Patent. Each of the Grantors shall furnish to the Collateral Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Patents and the Trademarks and such other reports in connection with the Patents and the Trademarks as the Collateral Agent may reasonably request, all in reasonable detail, and promptly upon request of the Collateral Agent, following receipt by the Collateral Agent of any such statements, schedules or reports, the Grantors shall modify this Agreement by amending Schedules II or III hereto, as the case may be, to include any Patent or Trademark which becomes part of the Collateral under this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence of an Event of Default or event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default, the Grantors may not abandon or otherwise permit a Trademark or Patent to become invalid without the prior written consent of the Collateral Agent, and if any Trademark or Patent is infringed, misappropriated or diluted in any material respect by a third party, each of the Grantors will take such action as the Collateral Agent shall deem appropriate under the circumstances to protect such Trademark or Patent.

                           (ii)     In no event shall either of the Grantors,
either itself or through any agent, employee, licensee or designee, file an application for the registration of any trademark or the issuance of any patent with the United States Patent and Trademark Office, unless it gives the Collateral Agent prior written notice thereof. Upon request of the Collateral Agent, each of the Grantors shall execute and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest hereunder in such trademark or patent and the general intangibles of either of the Grantors relating thereto or represented thereby, and each of the Grantors hereby constitutes the Collateral Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the repayment of all of the Obligations in full and the termination of each of the Note Documents.

                           (iii)    If either of the Grantors shall at any time
own, use or possess the right to use any registered copyright, each of the Grantors shall promptly notify the Collateral Agent thereof and shall execute such documents (including any assignment for security of copyrights to be filed with the United States Copyright Office) and do such acts as shall be necessary or, in the judgment of the Collateral Agent, desirable to subject such copyrights to the lien of this Agreement.

                  (i) Inspection and Reporting. Each of the Grantors shall permit the Collateral Agent, or any agents or representatives of the Collateral Agent or such professionals or other Persons as the Collateral Agent may designate (i) to examine and inspect the books and records of either of the Grantors and take copies and extracts therefrom, (ii) to verify materials, leases, notes, receivables, deposit accounts and other assets of either of the Grantors from time to time, and (iii) to conduct physical Inventory appraisals and/or valuations, provided that, in the absence of a continuing Event of Default, all such actions described in clauses (i) through (iii) above shall be conducted at reasonable times and during normal business hours. In addition, each of the Grantors shall forward to the Collateral Agent copies of any notices or communications received or made by either of the Grantors with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require. The Borrower shall cause to be conducted physical inventory counts at the times required in the Note Purchase Agreement.

                  SECTION 6.  Additional Provisions Concerning the Collateral.

                  (a) Each of the Grantors hereby authorizes the Collateral Agent to file, without the signature of the Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

                  (b) Each of the Grantors hereby irrevocably appoints the Collateral Agent or its designee on behalf of the Collateral Agent the Grantor's attorney-in-fact and proxy, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of each of the Grantors under Section 5(f)) including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 5(e), (ii) upon the occurrence of an Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, assign and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above, and (iv) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any Collateral. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct as determined by a final judgment or a court of competent jurisdiction), nor for any error of judgment or mistake of fact or law. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full and the Note Purchase Agreement is terminated.

                  (c) For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each of the Grantors hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, assign, license or sublicense any of the Patents or Trademarks now owned or hereafter acquired by either of the Grantors, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Note Purchase Agreement that limit the right of the Grantors to dispose of their property, and Section 5(h) of this Agreement, so long as no Event of Default shall have occurred and be continuing, the Grantors may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Patents or Trademarks in the ordinary course of the business of either of the Grantors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Collateral Agent shall from time to time, upon the request of either of the Grantors, execute and deliver any instruments, certificates or other documents, in the form so requested, which either of the Grantors shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Patents or Trademarks). Further, upon the payment in full of all of the Obligations, the Collateral Agent (subject to Section 11(e)) shall transfer to the Grantors all of the Collateral Agent's right, title and interest in and to the Patents and Trademarks, and the Licenses, all without recourse, representation and warranty. The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by either of the Grantors or granted by either of the Grantors in accordance with the second sentence of this clause (c). Each of the Grantors hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

                  (d) If either of the Grantors fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of each of the Grantors or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantors pursuant to Section 8.

                  (e) The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (f) Anything herein to the contrary notwithstanding (i) the Grantors shall remain liable under the Related Contracts and Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release the Grantors from their obligations under the Related Contracts and Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Related Contracts and Licenses or with respect to any of the other Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of the Grantors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, or any part thereof, in addition to other rights and remedies provided for herein, in the Note Purchase Agreement, the Notes or in the Note Documents or otherwise available to it, all of the rights and remedies of a secured party in default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including without limitation transfer into the Collateral Agent's name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require the Grantors to, and each of the Grantors hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be designated by the Collateral Agent which is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by each of the Grantors where the Collateral of any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent's rights and remedies hereunder or under law, without obligation to the Grantors in respect of such occupation, and (iii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. Each of the Grantors agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each of the Grantors hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree and waives all rights which the Grantors may have to require that all or any part of the Collateral be marshalled upon any sale (public or private) thereof. In addition to the foregoing, (i) upon written notice from the Collateral Agent, the Grantors shall cease any use of the Trademarks or any mark similar thereto for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon 10 days' prior notice to either of the Grantors, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Trademarks and Patents of either of the Grantors, throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 6, execute and deliver on behalf of either of the Grantors, one or more instruments of assignment of the Trademarks and Patents (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

                  (b) Any cash held by the Collateral Agent as Collateral and all proceeds received by the Collateral Agent in respect of any sale or collection from, or other realization upon, all or any part of the Collateral, after payment from such proceeds of the Collateral Agent's out-of-pocket costs and expenses in connection with such sale, including, without limitation reasonable attorneys' fees and expenses, may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent against, all or any part of the Obligations in such manner as the Collateral Agent may elect in its sole discretion.

                  (c) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent are legally entitled, the Grantors shall be liable for the deficiency, together with interest thereon at the Default Rate or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

                  (d) The Collateral Agent may employ and maintain in the premises of the Grantors one or more custodians selected by the Collateral Agent who shall have full authority to do all acts necessary or desirable to protect the Collateral Agent's interests hereunder. The Grantors hereby agree to cooperate with any such custodian and to do whatever the Collateral Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Collateral Agent, by reason of the employment of the custodian, shall be payable the Grantors pursuant to Section 8.

                  SECTION 8.  Indemnity and Expenses.

                  (a) The Grantors agrees to indemnify and hold the Collateral Agent, its Affiliates and each officer, director and agent of the Collateral Agent or any of its Affiliates (the "Indemnitees") harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, costs or expenses (including, without limitation, reasonable legal fees, costs, expenses and other client charges) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from an Indemnitee's gross negligence or willful misconduct as determined by a final determination of a court of competent jurisdiction.

                  (b) Without limiting the generality of the foregoing, the Grantors will upon demand pay to each Indemnitee (i) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for such Indemnitee and of any experts and agents (including, without limitation, any Person which may act as agent of such Indemnitee), which such Indemnitee may incur in connection with (A) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, or (B) the custody, preservation, use or operation of the Collateral and (ii) the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and other client charges of counsel for such Indemnitee and of any experts and agents (including, without limitation, any Person which may act as agent of such Indemnitee), which such Indemnitee may incur in connection with
(A) the sale of, collection from, or other realization upon, any Collateral, (B) the exercise or enforcement of any of the rights of such Indemnitee hereunder, or (C) the failure by either of the Grantors to perform or observe any of the provisions hereof.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to the Grantors, to them at the addresses specified in the Note Purchase Agreement; and if to the Collateral Agent, to it at its address specified in the Note Purchase Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, when received or three Business Days after deposited in the mail, whichever first occurs (ii) if telecopied, when transmitted and a confirmation is received, or (iii) if delivered, upon delivery.

                  SECTION 10.  Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Note Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent provided herein and in the other Note Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent under any Note Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent to exercise any of its rights under any other Note Document against such party or against any other Person.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations and the termination of the Note Purchase Agreement; and (ii) be binding on the Grantors, their successors and assigns, except that the Grantors may not assign or transfer any of their rights hereunder without the prior written consent of the Collateral Agent, and shall inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, without notice to the Grantors, the Collateral Agent may assign or otherwise transfer its rights under this Agreement and any other Note Document, to any other Person pursuant to the terms of the Note Purchase Agreement and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such assignment or transfer, all references in this

Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations and the termination of the Note Purchase Agreement, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Collateral Agent will, upon either of the Grantor's request and at the requesting Grantor's cost and expense, (A) return to the Grantor(s) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                  (f) This Agreement shall be governed by and construed in accordance with the law of the State of New York, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed by the law of a jurisdiction other than the State of New York.

                  (g) This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein.

                  (h) All representations and warranties of the Grantors contained herein or made in connection herewith shall survive the making of and shall not be waived by the execution and delivery of this Agreement, the Note Purchase Agreement, the Notes or any other Note Document, any investigation by the Collateral Agent or the purchasing of the Notes. All covenants and agreements of the Grantors contained herein shall continue in full force and effect from and after the date hereof until the indefeasible payment in full of the Obligations.

                  (i) Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (j) BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTE PURCHASE AGREEMENT, THE NOTES OR ANY OTHER NOTE DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE COLLATERAL AGENT OR EITHER OF THE GRANTORS IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT TO ENTER INTO THIS AGREEMENT.

                  IN WITNESS WHEREOF, the Grantors have caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                      FIRST NEW ENGLAND DENTAL CENTERS, INC.

                                      By: _________________________________
                                            Name:
                                            Title:


                                      OSORIO AND WATKIN, D.M.D., P.C.

                                      By:__________________________________
                                            Name:
                                            Title:

Accepted and Agreed:

IMPRIMIS INVESTORS LLC, not in its individual capacity but solely as Collateral Agent

By:      ________________________________
         Name:
         Title:

                                   Schedule I

                                RELATED CONTRACTS

                                   Schedule II

                                   TRADEMARKS
                                       AND
                               TRADEMARK LICENSES

                                  Schedule III

                           PATENTS AND PATENT LICENSES

                                   Schedule IV

                              ADDRESSES OF GRANTORS


         Chief Place of Business,
         Chief Executive Office
A.       and Location of Records










B.       Locations of
         Equipment and Inventory

                                   Schedule V

                                   TRADENAMES

                                   Schedule VI

                           UCC-1 FINANCING STATEMENTS

                                    EXHIBIT A


                             ASSIGNMENT FOR SECURITY

                                  (TRADEMARKS)


                  WHEREAS, _____________________ (the "Assignor") holds all right, title and interest in the trademarks listed on the annexed Schedule 1A, which trademarks are issued or applied for in the United States Patent and Trademark Office (the "Trademarks");

                  WHEREAS, the Assignor has entered into a Security Agreement dated July 24, 1997 (the "Security Agreement") in favor of Imprimis Investors LLC (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of July 24, 1997.


                                           NAME OF COMPANY

                                           By:  _____________________________
                                                Name:________________________
                                                Title:_______________________

STATE OF ___________
                                           ss.:
COUNTY OF _________


                  On this 24th day of July, 1997 before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a ________ corporation, and that he executed the foregoing instrument in the name of ________________________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said company for the uses and purposes therein mentioned.


                                             ___________________________________

                                                                       EXHIBIT B


                             ASSIGNMENT FOR SECURITY

                                    (PATENTS)


                  WHEREAS, _____________________ (the "Assignor") holds all right, title and interest in the letter patents, design patents and utility patents listed on the annexed Schedule 1A, which patents are issued or applied for in the United States Patent and Trademark Office (the "Patents");

                  WHEREAS, the Assignor has entered into a Security Agreement dated July 24, 1997 (the "Security Agreement") in favor of Imprimis Investors LLC (the "Assignee");

                  WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee and granted to the Assignee a security interest in all right, title and interest of the Assignor in, to and under the Patents and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations (as defined in the Security Agreement);

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Assignor does hereby convey, sell, assign, transfer and set over unto the Assignee and grants to the Assignee a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of July 24, 1997.


                                             NAME OF COMPANY

                                             By:  ______________________________
                                                  Name:_________________________
                                                  Title:________________________

STATE OF ___________
                                           ss.:
COUNTY OF _________


                  On this 24th day of July, 1997 before me personally came ________________, to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the ________________ of _________________________, a ________ corporation, and that he executed the foregoing instrument in the name of ________________________________, and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said company for the uses and purposes therein mentioned.


                                          _____________________________________

                     SCHEDULE 1A TO ASSIGNMENT FOR SECURITY


                        (PATENTS AND PATENT APPLICATIONS)